Exhibit 99.1

Lenders' Update - Public June 2005

Safe Harbor The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of the Company may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree. The Company undertakes no obligation to update or revise any forward-looking statements. Examples of forward-looking statements include, but are not limited to, (i) statements of plans of and objectives of the Company or its management or board of directors, including the obtainment of covenant amendments, estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (ii) statements of future economic performance, and (iii) statements of assumptions, such as the prevailing weather conditions in the Company's market areas, underlying other statements and statements about the Company or its business. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following general factors such as: (i) the Company's ability to implement business strategies and restructuring plans, (ii) the Company's substantial debt and debt service requirements, which may restrict the Company's operational and financial flexibility, as well as impose significant interest and financing costs, (iii) the Company's ability to negotiate amendments to and comply with financial and restrictive covenants in the Company's senior credit facility, and (iv) the ability to acquire goods and services and/or fulfill labor needs at budgeted costs. These, and other factors, are enumerated in further detail in the Company's most recent Form 10-Q filed on February 14, 2005.

Introduction

Agenda

Business update

Overview of Exide Technologies (FY 2005, $ in millions) Exide Technologies Transportation North America Market position #2 Europe Market position #1 Industrial Energy North America Market position #3 Europe Market position #1 Note: Please refer to the Company's 8-K filed June 2, 2005 for a reconciliation of Adjusted EBITDA (1) After corporate expense. Excludes certain charges as per Credit Agreement definition. Assumed $107mm of Adjusted EBITDA in FY 2005 for the purpose of this presentation. Management range currently estimated at $100 - $107 million subject to resolution of certain year end closing considerations. (2) Before corporate expense.

Senior management team Senior operating management has extensive industry experience

Business update Transportation overview

Transportation Approximately 62% of net sales in fiscal 2005 Products include starting, lighting and ignition batteries for applications such as cars, boats and motorcycles Demand is driven by a car park of approximately 700 million globally, which is growing and aging, and subject to extreme temperature conditions 80% of net sales to aftermarket; 20% to OEM and others 81 owned branches to sell, distribute and collect spent batteries for recycling at company owned smelters in North America North America market Europe/RoW market Market size: $3.4bn Exide net sales: $851 million Market size: $5.1bn Exide net sales: $824 million Source: BCI, Freedonia, Eurobat. Data as of 12/31/04.

Transportation - North America E.J. O'Leary new President #2 market share with ~22% share Net sales up $30.7mm FY 2005 over FY04 Adjusted EBITDA impacted by raw materials, freight and smelter inefficiencies Volumes stable and order levels encouraging New business: Autokimia, Canadian Tire, GM, NAPA, Toyota Market size - $3.4 billion growing an estimated 2% per annum Please refer to Exhibit 99.3 in the Company's 8-K filed June 2, 2005 for a reconciliation of Adjusted EBITDA. Net income (loss) was $(14.0) million for 2002A, $63.7 million for 2003A, $63.0 million for 2004A and $(100.4) million for 2005E. Source: Management estimates, Eurobat, Freedonia. Data as of 12/31/04 Net sales OEM Aftermarket Market size: $0.6bn Market size: $2.8bn Adjusted EBITDA(1)

Transportation - Europe / RoW Rodolphe Reverchon #1 market share in Central/Western Europe Europe/RoW net sales up $63.1mm FY05 over FY04 - positive FX impact of $53.7mm Adjusted EBITDA impacted by raw materials, absorption losses and freight New business OEM: Ford, Komatsu Europe, Renault/Nissan Market size - $2.2bn Central/Western Europe, $2.9bn RoW growing an estimated 3 - 4% per annum Central and Western Europe Please refer to Exhibit 99.3 in the Company's 8-K filed June 2, 2005 for a reconciliation of Adjusted EBITDA. Net income (loss) was $65.4 million for 2002A, $82.6 million for 2003A, $75.7 million for 2004A and $(112.1) million for 2005E. Source: Management estimates, Eurobat, Freedonia. Data as of 12/31/04 Net sales OEM(1) Aftermarket(1) Market size: $0.5bn(1) Market size: $1.7bn(1) Adjusted EBITDA(2)

Transportation Franchise Brands Customers Customers Customers Customers

Business update Industrial Energy overview

Industrial Energy Motive power approximately 23% of net sales for fiscal 2005 used in materials handling industry (forklifts and pallet trucks) broad portfolio of flooded and sealed technologies service and support critical to customers demand driven by general increases in GDP, increased consumer spending for goods and services Network power approximately 15% of net sales for fiscal 2005 standby or stationary batteries used for back-up power applications and continuous power supply key driver is telecom carrier spending (75% of network power market), expansion of computer networks and electric utility segment growth Market size: $2.0bn Exide net sales: $408 million Market size: $1.7bn Exide net sales: $611 million Motive Power market Network Power market Source: Management estimates, Eurobat, Freedonia, BCI. Data as of 12/31/04

Industrial Energy - North America #3 market position Net sales up $4.7mm FY05 vs. FY04 Adjusted EBITDA up on sales volumes, average selling prices and benefit from contract expiration New business: Walgreens, Toyota, Starlift Price increases accepted with small/medium motive accounts Motive market $513mm; Network market $484mm motive long term growth rate 3 - 4% Source: Management estimates, BCI, Freedonia. Data as of 12/31/04 Motive Power Network Power Net sales(1) Adjusted EBITDA(2) Includes service and other miscellaneous revenues. Please refer to Exhibit 99.3 in the Company's 8-K filed June 2, 2005 for a reconciliation of Adjusted EBITDA. Net Income (loss) was $(69.6) million for 2002A, $4.6 million for 2003A, $14.4 million for 2004A and $(19.7) million for 2005E Market size: $484mm Market size: $513mm

Industrial Energy - Europe / RoW #1 market position in Europe Europe/RoW net sales up $92.0mm FY05 vs. FY04 - FX is $52.2mm of increase, the balance from pricing and volume Adjusted EBITDA flat in spite of unrecovered lead and other raw materials New business: Siemens AG, DCN, Kaufland Motive market $1.1bn; Network market $1.5bn motive long term growth rate 3 - 4% Motive and Network Power markets for Central and Western Europe Please refer to Exhibit 99.3 in the Company's 8-K filed June 2, 2005 for a reconciliation of Adjusted EBITDA. Net income (loss) was $9.4 million for 2002A, $(5.4) million for 2003A, $4.4 million for 2004A and $(108.1) million for 2005E. Source: Management estimates, BCI. Data as of 12/31/04 Net sales Motive Power(1) Network Power(1) European market: $0.9bn European market: $0.7bn Adjusted EBITDA(2)

Industrial Energy Franchise Customers Brands Brands Brands Brands Brands

Position and strategy - Strengths Historically strong market shares Transportation: strong #2 predominantly Aftermarket excellent network service oriented continuing new business wins in both North America and Europe Motive: global leader some synergy exists with Transportation customers system sales becoming more common more stable business than Transportation, with more focused markets Industry-experienced leadership Network: strong #2 Global sales and distribution network Leader in VRLA technology-both gel and AGM Leader in global wireless market Strong OEM presence Experienced leadership team Performing well against principal competition

Position and strategy - Strengths (cont'd) Excellent brands Exide remains one of top three brands in North America and acquired brands in Europe were and are leaders opportunity remains for real brand leveraging Recognized as a technologies leader Continued investment in and marketing of developed technology needed Europe has led with a portfolio of flooded and sealed products continuing development of 42 volt sources and appropriate hybrid technologies Diverse customer base with long-standing relationships Customer base is diverse, particularly in aftermarket segment of Transportation our management and sales teams have worked with customers for many years - partnerships developed with customers through consolidation OEM products have long development times and create partnerships, though the OEM side of the business is more price driven

Position and strategy - Challenges Lead challenges of lead remain proactive in recovery and optimize of purchasing leverage as global purchaser world-class purchasing structure that allows near real-time monitoring of commodities globally Procurement need to tightly manage our sourcing and purchases increase on ground expertise in Asia where increasing volumes of purchases should be made commodity purchases are not centralized and need to be more closely tied to demand outlook Restructuring and productivity challenges substantial investments in improving manufacturing for 2 - 3 years many opportunities have been identified. infrastructure for managing investment harvested. Control and reporting methodologies being developed cash requirements for restructuring significant, especially in Europe

Position and strategy - Strategy Simplify European structure actions underway to eliminate redundancies in structure, globally reinforce the Division structure and accountability, globally Required strategy for Asia Pacific participation utilize existing technical agreements and JV structures Review "Fit" of certain assets in growth in profitability of core business divest of non-core assets; reinvest in core growth Continue aggressive reduction of cost Develop customer satisfaction index and monitor Provide liquidity for required capital investment Complete upgrading of management team senior automotive leadership established Utilize improved infrastructure/execution to revive growth trends Customer/product profitability rationalization

Financial performance

Financial performance Net sales Adjusted EBITDA ($ in millions) Assumed $107mm of Adjusted EBITDA in FY 2005 for the purpose of this presentation. Management range currently estimated at $100 - $107 million subject to resolution of certain year end closing considerations. Please refer to Exhibit 99.3 in the Company's 8-K filed June 2, 2005 for a reconciliation of Adjusted EBITDA (1) All 2005 financial data in this presentation is unaudited preliminary results and subject to change Net income (loss)

Q4 04 vs. Q4 05E ($ in millions)

Q4 04 vs. Q4 05E Adjusted EBITDA

Significant 4th quarter charges (1) Total of $12.0mm estimated for FY 2005. ($ in millions)

FY 2004 vs. FY 2005E ($ in millions)

FY 2004 vs. FY 2005E Adjusted EBITDA $60mm of the reduction in Adjusted EBITDA due to higher lead net of price increases; $80mm including other commodity raw materials

Operating free cash flow (1) The Company uses Operating free cashflow as set out in this tabular presentation as a measure of operating performance, cash generation and the ability to service the Company's debt service commitments. Operating free cashflow, as we define in this presentation, is calculated before reorganization costs related to the bankruptcy of $52.9 million. ($ in millions)

Raw materials impact

Lead update Lead prices remain high in 2005 ~ $1,000 per tonne at 3/31/05 increased from $745 per tonne to approximately $1,000 per tonne year over year to May 2005 Exide lead costs increased $128mm in fiscal 2005 average cost per pound increased 42% Unrecovered lead in Q405 $8mm slightly over $60mm in FY05 Lead Price Recovery through Pricing Historical lead prices Note: All units in metric tonnes Source: The London Metals Exchange and Wall Street research

Lead management External purchases are primarily in Europe Currently 15% of external purchases are hedged with futures 57,700 tons hedged at EUR704 FY 2006 plan assumes no improvement in lead pricing Cost minimization initiatives hedging post bankruptcy 90% of North American needs from captive smelters aggressive recovery of spent batteries Sources Uses by region Total: 790K tons Total: 790K tons

Working capital analysis Over FY 2005, lead prices and currency resulted in approximately $100mm increase in working capital Off-set with significant operating improvements as demonstrated by: DSO improved from 86 at 12/31/03 to 80 at 12/31/04 to 77 at 3/31/05 DOH improved from 79 at 12/31/03 to 75 at 12/31/04 to 63 at 3/31/05 $100mm working capital opportunity targeted in FY06

Overview of credit structure

Location of Exide debt Total assets: $1,905.2mm Total debt (incl. revolver):~$760mm $100 million multi-currency revolver Exide Technologies (US Borrower) (Foreign Debt Guarantor) US subsidiaries (Domestic Debt Guarantors) (Foreign Debt Guarantors) Exide Global Holdings Netherlands CV (European Borrower) Foreign Subsidiaries (Foreign Debt Guarantors) Secured guaranty Legend Upon "Sharing Event" sales and purchases of participations to balance exposure of lenders

Current capitalization ($ in millions)

Asset coverage ($ in millions)

Public investor Q&A